Transamerica Financial Life Insurance Company

440 Mamaroneck Avenue

Harrison, New York 10528

November 27, 2015

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

RE:	TFLIC Pooled Account No. 44 (the “Registrant”)
(1933 Act File No.: 333-163881) (1940 Act File No.: 811-22371)

Ladies and Gentlemen:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), the Registrant, a unit investment trust registered under the Act, recently mailed (or will mail) to its contract owners the annual report for the period ended September 30, 2015 for the Vanguard Target Retirement Funds, each a series of Vanguard Chester Funds (SEC File No. 811-04098). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. Pursuant to Rule 30e-1 under the Act, the Vanguard Target Retirement Funds’ annual reports were filed, or will be filed, with the Commission via EDGAR.

To the extent necessary, these filings are incorporated by reference.

Very truly yours,

Alison Ryan
Vice President and Associate General Counsel